Exhibit 10.3

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), effective as of July [__], 2013, by and among Furniture Brands International, Inc., a Delaware corporation (the “Company”), Broyhill Furniture Industries, Inc., a North Carolina corporation (“Broyhill Furniture”), HDM Furniture Industries, Inc., a Delaware corporation (“HDM Furniture”), Lane Furniture Industries, Inc., a Mississippi corporation (“Lane Furniture”), Maitland-Smith Furniture Industries, Inc., a Delaware corporation (“Maitland Furniture”), Thomasville Furniture Industries, Inc., a Delaware corporation (“Thomasville Furniture”; together with the Company, Broyhill Furniture, HDM Furniture, Lane Furniture, Maitland Furniture and Thomasville Furniture are sometimes referred to herein collectively as “Borrowers” and individually as a “Borrower”), the other Credit Parties party hereto, general electric capital corporation, a Delaware corporation, as administrative agent for the Lenders (as defined below) (in such capacity, “Agent”) and the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Borrowers, the other Credit Parties signatory thereto, the lenders party thereto from time to time (the “Lenders”), the Co-Collateral Agents (as defined in the Credit Agreement) and the other agents party thereto and Agent are parties to that certain Credit Agreement, dated as of September 25, 2012 (as amended by that certain First Amendment to Credit Agreement and Consent, dated as of February 25, 2013, among the Borrowers, the other Credit Parties party thereto, the Lenders and the Agent, as further amended by that certain Second Amendment to Credit Agreement, dated as of May 21, 2013, among the Borrowers, the other Credit Parties party thereto, the Lenders party thereto and the Agent and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, Borrowers and the other Credit Parties have requested that the Lenders amend certain terms of the Credit Agreement; and
WHEREAS, Agent and the Lenders party hereto have agreed to the requested amendment on the terms and subject to the conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms not otherwise defined herein (including the recitals and preamble hereof) shall have the respective meanings ascribed to such terms in the Credit Agreement, after giving effect to this Amendment, and further agree as follows:
1.    Amendments to the Credit Agreement.
(a)    Section 5.1 of the Credit Agreement, “Limitation on Liens”, is hereby amended and modified by (i) deleting “and” from the end of Section 5.1(n), (ii) inserting “and” at the end of Section 5.1(o) and (iii) inserting the following new subsection (p) immediately following Section 5.1(o):
“(p)    Liens securing insurance premium financing arrangements in the Ordinary Course of Business and permitted by Section 5.5(m), provided that such Liens are limited to (i) the applicable unearned insurance premiums under the insurance policy related to such insurance premium financing arrangement and (ii) all money that is or may be due to a Credit Party or any of their Subsidiaries because of a loss under any such policy that reduces the unearned premiums (subject to the interest of any applicable mortgagee or loss payee).”
(b)    Section 5.5 of the Credit Agreement, “Limitation on Indebtedness”, is hereby amended and modified by (i) deleting “and” from the end of Section 5.5(k), (ii) replacing the “.” at the end of Section 5.5(l) with “; and” and (iii) inserting the following new subsection (m) immediately following Section 5.5(l):
“(m)    Indebtedness consisting of the financing of insurance premiums in respect of general commercial liability, automobile liability, umbrella liability and workers compensation and employers' liability insurance policies financed in the Ordinary Course of Business.”
2.    No Other Consents or Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent and the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Credit Party hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or any other Loan Document or a course of dealing between Borrowers and the other Credit Parties, on the one hand, and the Lenders, on the other hand, at variance with the Credit Agreement or any other Loan Document such as to require further notice by the Lenders to Borrowers or such Credit Parties to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower and each other Credit Party acknowledges and expressly agrees that the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. Neither any Borrower nor any other Credit Party has knowledge of any challenge to the Lenders' claims arising under the Loan Documents or the effectiveness of the Loan Documents.
3.    Conditions Precedent to Effectiveness. This Amendment shall be effective as of the date first written above upon satisfaction of the following:
(a)    Agent's receipt of a counterpart hereof duly executed by Borrowers, Credit Parties and the Required Lenders;
(b)    Agent's receipt of a fully executed and effective third amendment to the Term Loan Agreement, in form and substance reasonably acceptable to the Agent and relating to the matters addressed in this Amendment;
(c)    after giving effect to this Amendment, no Default or Event of Default shall exist; and
(d)    the representations and warranties of Borrowers and other Credit Parties contained in this Amendment shall be true and accurate in all respects (or, with respect to any representation or warranty that is not otherwise qualified as to materiality, in all material respects).
4.    Representations and Warranties of Borrowers and Other Credit Parties. The Credit Parties executing this Amendment, jointly and severally, make the following representations and warranties to Agent and each Lender with respect to all Credit Parties, each and all of which shall survive the execution and delivery of this Amendment:

(a)    this Amendment has been executed and delivered by duly authorized representatives of each Credit Party, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of each Credit Party, and is enforceable against each Credit Party in accordance with its terms;
(b)    after giving effect to this Amendment, no Default or Event of Default has occurred or is continuing; and
(c)    all of the representations and warranties of each Credit Party contained in the Credit Agreement continue to be true and correct in all material respects as of the date hereof as though made on and as of such date, except to the extent that such representation or warranty expressly relates to an earlier date or except for changes therein expressly permitted or expressly contemplated by the Credit Agreement, as amended hereby.
5.    Effect on the Credit Agreement and other Loan Documents. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.
6.    Costs and Expenses. Each Borrower, jointly and severally, agrees to pay on demand all fees, costs and expenses incurred in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, costs and expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.
7.    Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile or other electronic transmission shall be deemed an original signature hereto.
8.    Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).
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LEGAL_US_E # 104158335.3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, as of the day and year first written above.
BORROWERS:
FURNITURE BRANDS INTERNATIONAL, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer
BROYHILL FURNITURE INDUSTRIES, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer
HDM FURNITURE INDUSTRIES, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer
LANE FURNITURE INDUSTRIES, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer

MAITLAND-SMITH FURNITURE INDUSTRIES, INC.
By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer
THOMASVILLE FURNITURE INDUSTRIES, INC.
By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer

AGENT AND LENDERS:
GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, Swingline Lender and a Lender
By:         /s/ Charles Chiodo
Name:         Charles Chiodo
Title:         Duly Authorized Signatory

BANK OF AMERICA, N.A., as a Lender

By:         /s/ Steve Teufel
Name:         Steve Teufel
Title:        Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:         /s/ Matt Harbour
Name:         Matt Harbour
Title:        Authorized Signatory

CIT BANK, as a Lender

By:         /s/ Kelly Hartnett
Name:         Kelly Hartnett
Title:        Authorized Signatory

The following Persons are signatories to this Agreement in their capacity as Credit Parties and not as Borrowers.
CREDIT PARTIES:
ACTION TRANSPORT, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer
BROYHILL HOME FURNISHINGS, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer
BROYHILL RETAIL, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer
FURNITURE BRANDS RESOURCE COMPANY, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer

FURNITURE BRANDS HOLDINGS, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer
FURNITURE BRANDS OPERATIONS, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer
HDM RETAIL, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer
LANE HOME FURNISHINGS RETAIL, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer

THOMASVILLE HOME FURNISHINGS, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer
THOMASVILLE RETAIL, INC.

By:        /s/Vance C. Johnston
Name:     Vance C. Johnston
Title:     Senior Vice President, Chief Financial Officer